                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 19, 1998



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                     94-3121462
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)


              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815 (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500

ITEM 5.  OTHER EVENTS

     On November 19, 1998, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Second Quarter Financial Results / Private Financing Completed. Further details regarding this announcement are contained in the Company's news release dated November 19, 1998, attached as exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      EXHIBITS

Exhibit 21     Celtrix Pharmaceuticals, Inc. News Release dated November 19,
               1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  November 19, 1998            By: /s/ DONALD D. HUFFMAN
                                        --------------------------------------
                                        Donald D. Huffman
                                        Vice President, Finance & Administration
                                        Chief Financial Officer
                                        (Duly authorized principal financial and
                                        accounting officer.)

                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS

Exhibit Number
Exhibit 21 Celtrix Pharmaceuticals, Inc. Press Release dated November 19, 1998.